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                                                                    EXHIBIT 10.9

                     SIXTH AMENDMENT TO RETIREMENT AGREEMENT

     This Sixth Amendment to the Key Executive Retirement Plan - Level II Agreement dated November 14, 1985 (the "Retirement Agreement") between Robert Half International Inc. (formerly Boothe Financial Corporation), a Delaware corporation, ("Corporation") and Harold M. Messmer, Jr. ("Messmer") is entered into as of December 23, 1993.

     1. Section 1 of the Fifth Amendment to the Retirement Agreement is hereby rescinded.

     2. In all other respects, the Retirement Agreement is ratified and confirmed.

     IN WITNESS WHEREOF, the parties hereto have executed this agreement on December 23, 1993.

                                       ROBERT HALF INTERNATIONAL INC.


                                       By /s/M. KEITH WADDELL
                                         -----------------------------
                                             M. Keith Waddell
                                             Senior Vice President
                                                 and Chief Financial
                                                 Officer


                                          /s/HAROLD M. MESSMER, JR.
                                         -----------------------------
                                             Harold M. Messmer, Jr.